Exhibit 99.1




TO:  PR NEWSWIRE
DISTRIBUTION
US 2
IRW





                              FOR IMMEDIATE RELEASE

       DEL LABORATORIES, INC. ANNOUNCES FINANCIAL ANALYST CONFERENCE CALL


UNIONDALE, NY August 15, 2007 - - Del Laboratories, Inc. announced today that the Company will hold its financial analyst conference call on Monday, August 20, 2007 at 10:30 AM eastern time to discuss its financial results for the quarter and six months ended June 30, 2007. Participants may join the call by dialing (800) 813-2327, conference I.D. Del Labs 9138140.







                  CONTACT: Joseph Sinicropi
                           Executive Vice President
                           Chief Financial Officer
                           726 RexCorp Plaza
                           Uniondale, NY 11556
                           (516) 844-2050